    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2004


                                                              FILE NO. 2-71066
                                                              FILE NO. 811-2898
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION



                             Washington, DC 20549


                                 ------------
                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                            [X]

                          Pre-Effective Amendment No.
                                                                            [ ]


                        Post-Effective Amendment No. 27
                                                                            [X]


                                    and/or

                       REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940
                                                                            [X]

                                Amendment No. 27
                                                                            [X]



                                 ------------
                        THE VALUE LINE CASH FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                             220 East 42nd Street
                              New York, New York               10017-5891
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)



       Registrant's Telephone number, including Area Code: (212) 907-1500



                               David T. Henigson
                               Value Line, Inc.
                             220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   Copy to:
                              Peter D. Lowenstein
                        Two Sound View Drive, Suite 100
                              Greenwich, CT 06830


     It is proposed that this filing will become effective (check appropriate box)
       [ ] immediately upon filing pursuant to paragraph (b)

       [X] on May 1, 2004 pursuant to paragraph (b)

       [ ] 60 days after filing pursuant to paragraph (a)(1)
       [ ] 75 days after filing pursuant to paragraph (a)(2)
       [ ] on (date) pursuant to paragraph (a)(1)
       [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         The Value Line Cash Fund, Inc.
                           A Money Market Mutual Fund

           --------------------------------------------------------
                                   PROSPECTUS
                                  MAY 1, 2004
           --------------------------------------------------------


                            [VALUE LINE LOGO OMITTED]






                                                                    #529908



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                     FUND SUMMARY

                     What are the Fund's goals?  Page 2

                     What are the Fund's main investment strategies?  Page 2

                     What are the main risks of investing in the Fund?  Page 2

                     How has the Fund performed?  Page 3

                     What are the Fund's fees and expenses?  Page 4



HOW WE MANAGE THE FUND

Our principal investment strategies  Page 5

The type of securities in which we invest  Page 5

The principal risks of investing in the Fund  Page 6



                                WHO MANAGES THE FUND

                                Investment Adviser  Page 7

                                Management fees  Page 7



          ABOUT YOUR ACCOUNT


          How to buy shares  Page 8

          How to sell shares  Page 11

          Special services  Page 13

          Dividends, distributions and taxes  Page 13



                                   FINANCIAL HIGHLIGHTS


                                   Financial Highlights  Page 15

                                  FUND SUMMARY


WHAT ARE THE FUND'S GOALS?

                  The Fund is a money market mutual fund whose investment objective is to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. The Fund attempts to maintain a stable net asset value of $1.00 per share. Although the Fund will strive to achieve these goals, there is no assurance that it will succeed.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


                  To achieve the Fund's goals, we invest in high quality, short-term U.S. dollar denominated money market instruments. The Fund does not invest for the purpose of seeking capital appreciation or gains and is managed to provide a stable net asset value of $1.00 per share. The Fund's average maturity of its holdings will not exceed 90 days and its yield will fluctuate with changes in short-term interest rates. Income on short-term securities tends to be lower than income on longer term debt securities, so the Fund's yield will likely be lower than the yield on longer term fixed income funds.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                  Investing in any mutual fund involves risk. The chief risk that you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. There is also the risk that any of the Fund's holdings could have its credit rating downgraded, or the issuer could default, or that there could be a sharp rise in interest rates, causing the value of the Fund's securities to fall.


                  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program.


                  AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

HOW HAS THE FUND PERFORMED?

                  This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual total returns of these shares for one, five, and ten years. These returns are compared to the performance of the Lipper Money Market Funds Average. The Fund's past performance is not necessarily an indication of how it will perform in the future.


                  TOTAL RETURNS AS OF 12/31 EACH YEAR (%)


[GRAPHIC OMITTED]

3.69    5.40    5.00   5.10   5.06   4.82   5.80   3.37   1.06   0.35

1994   1995    1996    1997   1998   1999   2000   2001   2002   2003


BEST QUARTER:  Q4 2000  1.51%
WORST QUARTER: Q4 2003  0.05%


                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03 FOR PERIODS ENDING DECEMBER 31, 2003


                                        1 YEAR       5 YEARS     10 YEARS
--------------------------------------------------------------------------
  VALUE LINE CASH FUND                  0.35%        3.06%       3.95%
--------------------------------------------------------------------------
  LIPPER MONEY MARKET FUNDS AVERAGE     0.44%        3.01%       3.95%
--------------------------------------------------------------------------

                  The Fund's 7-day yield as of December 31, 2003 was 0.18%. The current 7-day yield may be obtained from the Fund by calling 800-243-2729.

WHAT ARE THE FUND'S FEES AND EXPENSES?


                  These tables describe the fees and expenses you pay in connection with an investment in the Fund.


                  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


--------------------------------------------------------------------------------

    MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE OF     NONE
    OFFERING PRICE
----------------------------------------------------------------------------------
    MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF                 NONE
    ORIGINAL PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
----------------------------------------------------------------------------------
    MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS             NONE
----------------------------------------------------------------------------------
    REDEMPTION FEE                                                           NONE
----------------------------------------------------------------------------------
    EXCHANGE FEE                                                             NONE
----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S
ASSETS)


--------------------------------------------------------------------------------

  MANAGEMENT FEES                            0.40%
--------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE (12b-1) FEES*     0.25%
--------------------------------------------------------------------------------
  OTHER EXPENSES                             0.20%
--------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES       0.85%
--------------------------------------------------------------------------------


                  * Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.


                  EXAMPLE

                  This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:



                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------
  VALUE LINE CASH FUND     $87        $271        $471        $1,049
-----------------------------------------------------------------------

                             HOW WE MANAGE THE FUND


OUR PRINCIPAL INVESTMENT STRATEGIES

                  To reach its objective of seeking as high a level of current income as is consistent with preservation of capital and liquidity, the Fund invests in short-term money market securities meeting quality standards for money market funds under the Investment Company Act of 1940.


THE TYPE OF SECURITIES IN WHICH WE INVEST

                  The Fund invests only in short-term instruments. To minimize the effect of changing interest rates on the net asset value of its shares, the Fund keeps the average maturity of its holdings to 90 days or less to reduce interest rate risks. The Fund invests at least 95% of its total assets in prime money market instruments, that is securities of issuers with one of the two highest credit ratings assigned by at least two established national rating organizations or by one rating organization if the security is rated by only one or, if unrated, the equivalent rating established by the Adviser. No more than 5% of the Fund's assets can be invested in securities that have not received the highest rating from two established national rating organizations. The following is a brief description of the types of short-term instruments in which the Fund may invest:


                  U.S. GOVERNMENT SECURITIES: includes U.S. Treasury bills, notes and bonds, which are direct obligations of the U.S. Treasury supported by the full faith and credit of the United States as well as securities issued by agencies and instrumentalities of the U.S. Government supported by the right of the issuer to borrow from the U.S. Treasury or supported only by the credit of the instrumentality.


                  BANK INSTRUMENTS: includes certificates of deposit and bankers' acceptances.


                  COMMERCIAL PAPER: refers to short-term unsecured promissory notes issued by corporations.



                  ASSET BACKED SECURITIES: refers to securities backed by an underlying pool of assets such as credit card or automobile trade receivables or corporate loans or bonds which back these securities and that provide the interest and principal payments to investors.



                  CORPORATE OBLIGATIONS: includes other short-term corporate debt obligations.

                  REPURCHASE AGREEMENTS: refers to contracts to repurchase securities at a fixed price within a specified period of time, usually less than one week.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND

                  The chief risk that you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. Other risks that you assume when investing in the Fund are market risk, credit risk and income risk. Market risk is the risk that the securities in a certain market will decline in value because of factors such as economic conditions. Credit risk is the risk that any of the Fund's holdings will have its credit rating downgraded or will default, thereby reducing the Fund's income level and share price. Income risk is the risk that the Fund's income may decline because of falling interest rates and other market conditions.

                              WHO MANAGES THE FUND


                  The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.


INVESTMENT ADVISER


                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of approximately $3 billion.


                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.



MANAGEMENT FEES

                  For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.40% of the Fund's average daily net assets.

                               ABOUT YOUR ACCOUNT


HOW TO BUY SHARES


                o BY WIRE
                  If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.

                o THROUGH A BROKER-DEALER
                  You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.


                o BY MAIL
                  Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

                o MINIMUM/ADDITIONAL INVESTMENTS
                  Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.

                o TIME OF PURCHASE
                  Your price for Fund shares is the Fund's net asset value per share (NAV) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. The NAV will normally remain fixed at $1.00 per share. Newly-purchased shares will begin to accrue dividends on the business day after the Fund receives Federal Funds from your purchase payment. A payment by check is normally converted to Federal Funds within one business day following receipt by the Fund. A business day is any day that the Exchange is open for business.


                  Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.


                o DISTRIBUTION PLAN
                  The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.

                o NET ASSET VALUE
                  We determine the Fund's NAV as of the close of regular trading on the Exchange each day the Exchange is open for business. We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. The securities held by the Fund are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. It is the policy of the Fund to attempt to maintain a NAV of $1.00 per share.


                o IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT WITH THE
                  VALUE LINE FUNDS
                  In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund's account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases. In addition, the Fund may limit any share purchases or close your account if it is unable to verify your identity.

HOW TO SELL SHARES



                o BY MAIL
                  You can redeem your shares (sell them back to the Fund) at NAV by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.


                  We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.

                  If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.


                o BY TELEPHONE OR WIRE
                  You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.


                o BY CHECK
                  You can sell $500 or more of your shares by writing a check payable to the order of any person.



                o THROUGH A BROKER-DEALER
                  Fund shares may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service.

                  The shares that you buy or sell through brokers or anyone they have designated are priced at the next NAV that is computed after the Fund accepts your order from the intermediary.


                  Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been so authorized.


                o BY EXCHANGE
                  You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729.



                  When you send us a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after we receive your request. For each account involved you should provide the account name, number, name of Fund and exchange or redemption amount. Call 1-800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares. Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

                  The exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund's ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.


                  ACCOUNT MINIMUM
                  If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.


SPECIAL SERVICES
                  To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-243-2729.


                o Valu-Matic (Registered Trademark)  allows you to make regular monthly investments of $25 or more automatically from your checking account.

                o Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.

                o You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.


DIVIDENDS, DISTRIBUTIONS AND TAXES

                  The Fund earns interest daily on its investments and distributes the income daily. Any capital gains that it has realized are distributed annually. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.


                  You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash. Distributions paid by the Fund from short-term capital gains and dividends paid by the Fund from net investment income are generally taxable as ordinary income. Since the Fund's income is derived from sources that do not pay "qualified dividend income", dividends from the Fund will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Because the Fund is not expected to have long term capital gains, we do not expect any of the Fund's distributions to be taxable as long-term capital gains. You may be subject to state and local taxes on dividends and distributions.



                  We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains, if any, that you were paid during the prior year.


                  You will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference (if any) between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Redemptions, exchanges or sales of shares generally will not result in taxable gain or loss if the Fund successfully maintains a constant net asset value per share.



                  As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


                  The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. We urge you to consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

                              FINANCIAL HIGHLIGHTS


                  The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.


                  FINANCIAL HIGHLIGHTS



--------------------------------------------------------------------------------
                                             YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
                                                2003               2002
--------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR      $    1,000         $    1.000
--------------------------------------------------------------------------------
  INCOME FROM INVESTMENT
  OPERATIONS:
    Net investment income                      .0004               .011
--------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Dividends from net
    investment income                         (.0004)             (.011)
--------------------------------------------------------------------------------
  NET ASSET VALUE, END OF YEAR            $    1,000         $    1.000
--------------------------------------------------------------------------------
  TOTAL RETURN                                  0.35%              1.06%
--------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
  (in thousands)                          $  197,068         $  279,790
  Ratio of expenses to average
  net assets                                     .85%(1)            .78%(1)
  Ratio of net investment
  income to average net assets                  0.38%              1.06%
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                       YEARS ENDED DECEMBER 31,
                                       --------------------------------------------------------
                                                2001               2000               1999
-----------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR      $    1.000         $    1.000         $    1.000
-----------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT
  OPERATIONS:
    Net investment income                       .034               .058               .048
-----------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    Dividends from net
    investment income                          (.034)             (.058)            ( .048)
-----------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF YEAR            $    1.000         $    1.000         $    1.000
-----------------------------------------------------------------------------------------------
  TOTAL RETURN                                  3.37%              5.80%              4.82%
-----------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
  (in thousands)                          $  416,753         $  379,225         $  364,899
  Ratio of expenses to average
  net assets                                     .78%(1)            .67%(1)            .55%(1)
  Ratio of net investment
  income to average net assets                  3.22%              5.64%              4.70%
------------------------------------------------------------------------------------------------

                  (1) Ratio reflects expenses grossed up for custody fees waived and reimbursement. The ratio of expenses to average net assets net of custody fees waived and reimbursement would have been .85%, .78%, .78%, .67% and .52% respectively, for the years ended December 31, 2003, December 31, 2002, December 31, 2001, December 31, 2000, and December 31, 1999.

FOR MORE INFORMATION


                  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 2004, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus at no cost from our Internet site at http://www.vlfunds.com.



                  Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.



  INVESTMENT ADVISER                      SERVICE AGENT
  Value Line, Inc.                        State Street Bank and Trust Company
  220 East 42nd Street                    c/o BFDS
  New York, NY 10017-5891                 P.O. Box 219729
                                          Kansas City, MO 64121-9729

  CUSTODIAN                               DISTRIBUTOR
  State Street Bank and Trust Company     Value Line Securities, Inc.
  225 Franklin Street                     220 East 42nd Street
  Boston, MA 02110                        New York, NY 10017-5891


  Value Line Securities, Inc.
  220 East 42nd Street, New York, NY 10017-5891        File no. 811-2898

                         THE VALUE LINE CASH FUND, INC.


              220 East 42nd Street, New York, New York 10017-5891
                                1-800-243-2729
                                www.vlfunds.com


--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2004

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Value Line Cash Fund, Inc. (the "Fund") dated May 1, 2004, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent auditors appearing in the Fund's 2003 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-243-2729.


                                 ------------
                               TABLE OF CONTENTS



                                                                           PAGE
                                                                          -----
       Description of the Fund and Its Investments and Risks ..........   B-2
       Management of the Fund .........................................   B-5
       Investment Advisory and Other Services .........................   B-8
       Service and Distribution Plan ..................................   B-10
       Brokerage Arrangements .........................................   B-10
       Capital Stock ..................................................   B-11
       Purchase, Redemption and Pricing of Shares .....................   B-11
       Taxes ..........................................................   B-12
       Determination of Yield .........................................   B-14
       Financial Statements ...........................................   B-15
       Appendix .......................................................   B-16

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified, management investment company incorporated in Maryland in 1979. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

     INVESTMENT STRATEGIES AND RISKS. The Fund's investment objective is to seek as high a level of current income as is consistent with preservation of capital and liquidity. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without shareholder approval.

     The Fund invests only in short-term instruments (maturing or deemed by the Securities and Exchange Commission to mature in 397 days or less) and primarily invests in:


   (1) U.S. government obligations such as U.S. Treasury bills, notes or bonds, and obligations of agencies or instrumentalities of the U.S. government such as the Federal Home Loan Banks, the Federal Land Banks, or the Federal National Mortgage Association. Government sponsored entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.


   (2) Obligations (including certificates of deposit and bankers acceptances) of: (a) banks or savings and loan associations subject to regulation by the U.S. government (including foreign branches of such banks), generally limited to institutions with a net worth of at least $100 million and to banks where the bank or its holding company carries a Value Line financial strength rating of at least "A" (the third highest of nine rating groups) or (b) U.S. branches of foreign banks, limited to institutions having total assets of not less than $1 billion or its equivalent.

   (3) Instruments fully secured or collateralized by the type of obligation described in the preceding paragraphs.

   (4) Commercial paper issued by corporations maturing within 397 days from the day of purchase and rated Prime-2 or better by Moody's Investors Service, Inc. ("Moody's") or A-2 or better by Standard & Poor's Corporation ("Standard & Poor's"), or issued by corporations having unsecured debt outstanding which is rated at least Aa by Moody's or AA by Standard & Poor's.


   (5) Asset backed securities in which an underlying pool of assets such as credit card or automobile trade receivables or corporate loans or bonds back these securities and provide the interest and principal payments to investors.


   (6) Other debt instruments issued by corporations maturing within 397 days from the day of purchase and rated at least Aa by Moody's or AA by Standard & Poor's.

     See the Appendix for an explanation of the Value Line, Moody's and Standard & Poor's ratings.

     The Fund may also purchase variable or floating rate instruments with periodic demand features referred to as "liquidity puts."


     The Fund will limit its portfolio investments to U.S. dollar denominated instruments that its Board of Directors determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition. The term "Eligible Securities" includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories (highest rating is "First Tier Securities") or securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund purchases the security.

     The Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and unrated securities of comparable quality ("Second Tier Securities"). Futhermore, the Fund may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.

     Investments in obligations of a foreign branch of a U.S. bank and in U.S. branches of a foreign bank may subject the Fund to additional investment risks. These risks may include international and political developments, foreign government restrictions, foreign withholding taxes or possible seizure or nationalization of foreign deposits. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping.

     The Adviser uses its best judgment in selecting investments, taking into consideration rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of their issuers in arriving at investment decisions. Due to fluctuations in the interest rates, the market value of the securities in the portfolio may vary during the period of the shareholder's investment in the Fund. To minimize the effect of changing interest rates on the net asset value of its shares, the Fund intends to keep the average maturity of its holdings to 90 days or less.

     REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 10% of its total assets.


     FUND POLICIES.

          (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

          (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes or mortgage, pledge or hypothecate any assets except as may be necessary in connection with such borrowings. Securities will not be purchased while borrowings are outstanding.

          (iii) The Fund may not engage in the underwriting of securities of other issuers.

          (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

          (v) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

          (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets.

          (vii) The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities.

          (viii) The Fund may not purchase oil, gas, or other mineral exploration or development programs.

          (ix) The Fund may not purchase more than 10% of the outstanding debt securities of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

          (xii) The Fund may not invest in commodities or commodity contracts.

          (xiii) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.


          (xiv) The primary investment objective of the Fund is to secure as high a level of current income as is consistent with maintaining liquidity and preserving of capital.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND


     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Director serves until his or her successor is elected and qualified.




                                                                                                     OTHER
                                                                                                 DIRECTORSHIPS
                                                 LENGTH OF          PRINCIPAL OCCUPATION            HELD BY
NAME, ADDRESS, AND AGE          POSITION        TIME SERVED       DURING THE PAST 5 YEARS           DIRECTOR
------------------------- -------------------- ------------- --------------------------------- -----------------
Interested Directors*
Jean Bernhard Buttner     Chairman of the       Since 1983   Chairman, President and Chief     Value Line, Inc.
Age 69                    Board of Directors                 Executive Officer of Value Line,
                          and President                      Inc. (the "Adviser") and Value
                                                             Line Publishing, Inc. Chairman
                                                             and President of each of the
                                                             14 Value Line Funds and Value
                                                             Line Securities, Inc. (the
                                                             "Distributor").

Marion N. Ruth                  Director        Since 2000   Real Estate Executive:            Value Line, Inc.
5 Outrider Road                                              President, Ruth Realty (real
Rolling Hills, CA 90274                                      estate broker); Director of the
Age 69                                                       Adviser since 2000.

Non-Interested Directors
John W. Chandler                Director        Since 1991   Consultant, Academic Search       None
1611 Cold Spring Rd.                                         Consultation Service, Inc.
Williamstown, MA 01267                                       Trustee Emeritus and
Age 80                                                       Chairman (1993-1994) of the
                                                             Board of Trustees of Duke
                                                             University; President Emeritus,
                                                             Williams College.

Frances T. Newton               Director        Since 2000   Customer Support Analyst,         None
4921 Buckingham Drive                                        Duke Power Company.
Charlotte, NC 28209
Age 62

Francis Oakley                  Director        Since 2000   Professor of History, Williams    Berkshire Life
54 Scott Hill Road                                           College, 1961 to present,         Insurance
Williamstown, MA 01267                                       President Emeritus since 1994     Company of
Age 72                                                       and President, 1985-1994;         America.
                                                             Chairman (1993-1997) and
                                                             Interim President (2002) of the
                                                             America Council of Learned
                                                             Societies.

                                                                                                        OTHER
                                                                                                    DIRECTORSHIPS
                                                 LENGTH OF           PRINCIPAL OCCUPATION              HELD BY
NAME, ADDRESS, AND AGE            POSITION      TIME SERVED        DURING THE PAST 5 YEARS             DIRECTOR
---------------------------- ----------------- ------------- ----------------------------------- -------------------
David H. Porter                   Director      Since 1997   Visiting Professor of Classics,          None
5 Birch Run Drive                                            Williams College, since 1999;
Saratoga Springs, NY 12866                                   President Emeritus, Skidmore
Age 68                                                       College since 1999 and
                                                             President, 1987-1998.

Paul Craig Roberts                Director      Since 1983   Chairman, Institute for Political   A. Schulman Inc.
169 Pompano St.                                              Economy.                            (plastics)
Panama City Beach,
FL 32413
Age 65

Nancy-Beth Sheerr                 Director      Since 1996   Senior Financial Advisor,                 None
1409 Beaumont Drive                                          Veritable, L.P. (investment
Gladwyne, PA 19035                                           advisor) since April 1, 2004;
Age 55                                                       Senior Financial Advisor,
                                                             Hawthorne, 2001-2004.

Officers

Bradley Brooks                 Vice President   Since 2001   Portfolio Manager with the                 --
Age 41                                                       Adviser since 1999.

Charles Heebner                Vice President   Since 1991   Senior Portfolio Manager with              --
Age 67                                                       the Adviser.

Sigourney B. Romaine           Vice President   Since 2003   Portfolio Manager with the                 --
Age 60                                                       Adviser since 2002; Securities
                                                             Analyst with the Adviser, 1996-
                                                             2002

David T. Henigson             Vice President,   Since 1994   Director, Vice President and               --
Age 46                        Secretary and                  Compliance Officer of the
                              Treasurer                      Adviser. Director and Vice
                                                             President of the Distributor.
                                                             Vice President, Secretary and
                                                             Treasurer of each of the 14 Value
                                                             Line Funds.


----------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

     The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent auditors to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meets with the independent auditors in executive session at each meeting. There were two meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a Nominating Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.


     The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended December 31, 2003. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.




                                            TOTAL
                                         COMPENSATION
                                          FROM FUND
                          AGGREGATE        AND FUND
                        COMPENSATION       COMPLEX
NAMES OF PERSONS          FROM FUND       (15 FUNDS)
--------------------   --------------   -------------
Jean B. Buttner            $  -0-          $   -0-
John W. Chandler            3,161           45,000
Frances T. Newton           3,161           45,000
Francis C. Oakley           3,161           45,000
David H. Porter             3,161           45,000
Paul Craig Roberts          3,161           45,000
Marion N. Ruth                -0-              -0-
Nancy-Beth Sheerr           3,161           45,000

     The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund and in all of the Value Line Funds as of December 31, 2003:




                                                 AGGREGATE DOLLAR
                         DOLLAR RANGE OF          RANGE OF EQUITY
                        EQUITY SECURITIES        SECURITIES IN ALL
NAMES OF DIRECTOR          IN THE FUND        OF THE VALUE LINE FUNDS
--------------------   -------------------   ------------------------
Jean B. Buttner          Over $100,000       Over $100,000
John W. Chandler          $1 - $10,000       $10,001 - $50,000
Frances T. Newton         $1 - $10,000       $10,001 - $50,000
Francis C. Oakley         $1 - $10,000       $10,001 - $50,000
David H. Porter           $1 - $10,000       $10,001 - $50,000
Paul Craig Roberts        $1 - $10,000       Over $100,000
Marion N. Ruth            $1 - $10,000       Over $100,000

                                                AGGREGATE DOLLAR
                        DOLLAR RANGE OF          RANGE OF EQUITY
                       EQUITY SECURITIES        SECURITIES IN ALL
NAMES OF DIRECTOR         IN THE FUND        OF THE VALUE LINE FUNDS
-------------------   -------------------   ------------------------
Nancy-Beth Sheerr        $1 - $10,000       $10,001 - $50,000


     As of March 31, 2004, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than the Adviser and its affiliates, which owned an aggregate of 20,073,637 shares of record or approximately 10% of the shares outstanding and Guardian Insurance & Annuity Company, 3900 Burgess Place, Bethlehem, PA 18017 which owned of record 9,784,871 shares or approximately 5% of the shares outstanding. In addition, Jean B. Buttner, Chairman and President of the Fund, owned 2,460,232 shares (or approximately 1.2%); other officers and directors of the Fund as a group owned less than 1% of the outstanding shares and Wachovia Bank, N.A. as Trustee of the Value Line, Inc. Profit Sharing and Savings Plan owned 11,978,508 shares or approximately 6%.

     None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor. Generally, the Fund supports the company's nominees to serve as directors.


                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

     The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for an advisory fee payable monthly at an annual rate of 0.40% of the Fund's average daily net assets. During 2001, 2002 and 2003, the Fund paid or accrued to the Adviser advisory fees of $1,626,258, $1,425,825 and $961,171, respectively.


     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

     In approving the investment advisory agreement, the Board of Directors, including the non-interested Directors, voting separately, considered the nature, quality and scope of the services provided by the Adviser, the performance of the Fund for the past 1, 3, 5 and 10 year periods, the performance, fees and expenses of the Fund compared to funds with similar objectives, the Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested Directors considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Directors, including all of the non-interested Directors, voting separately, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. In making such determination, the Board of Directors relied upon assistance of their legal counsel.


     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $3 billion.

     Certain of the Adviser's clients may have an investment objective similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.


     The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the Agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.


     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent auditors and also performs certain tax preparation services.

                         SERVICE AND DISTRIBUTION PLAN


     The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .25% of the Fund's average daily net assets. During the fiscal year ended December 31, 2003, the Fund paid fees of $600,732 to the Distributor under the Plan. The Distributor paid $0 to other broker-dealers and incurred $360,644 in advertising and other marketing expenses.

     The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Directors, including the non-interested Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

     The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's distribution expenses, the Distributor may earn a profit under the Plan.

     The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an interested person (as defined in the Investment Company Act of 1940) must be nominated by existing Directors who are not interested persons.

     Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

     The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.


                             BROKERAGE ARRANGEMENTS


     Since it is expected that most purchases made by the Fund will be principal transactions at net prices, the Fund will incur little or no brokerage costs. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and asked prices. The Fund's policy is to seek prompt execution at the most favorable prices. Transactions may be directed to dealers in return for special research and statistical information, as well as for services rendered by such dealers in the execution of orders. It is not possible to place a dollar value on the special executions or on the research services received by the Adviser from dealers effecting portfolio transactions.

     Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's portfolio turnover rate for reporting purposes will be zero.


                                 CAPITAL STOCK

     Each share of the Fund's common stock, $.10 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.


REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period
(a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.


CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares and adjusting the result to the nearest full cent per share. The securities held by the Fund are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.


                                     TAXES


     The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and assuming the Fund meets the distribution requirements stated below, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements.

     If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gains" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and when such income is distributed, it would be subject to a further tax at the shareholder level.


     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

     Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income. Since the Fund's income is derived from sources that do not pay "qualified dividend income," dividends from the investment company taxable income of the Fund will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

     Dividends from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Any capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. The Fund does not anticipate that it will earn or distribute any net capital gain. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares. The federal income tax status of all distributions will be reported to shareholders annually.


     Under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year. The Fund's dividends and distributions will not quality for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

     If the Fund invests in zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow the cash to satisfy distribution requirements.

     A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares in the Fund. In general, if Fund shares are sold, exchanged or redeemed, the shareholder will recognize gain or loss equal to the difference (if any) between the amount realized on the sale, exchange or redemption and the shareholder's adjusted tax basis in the shares. Redemptions, exchanges or sales of shares generally will not result in a taxable gain or loss if the Fund successfully maintains a constant net asset value per share.

     For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a Federal 28% a "backup withholding" requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous under reporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. This discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund on distributions made by the Fund of investment income and short-term capital gains. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state, local and foreign taxes to an investment in the Fund.


                             DETERMINATION OF YIELD

     The Fund will make available on each business day a "yield quotation", which is a computation of the yield on its portfolio. The yield is calculated by determining the net change in the value of a hypothetical preexisting account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The Fund may also calculate an effective annualized yield quotation computed on a compound basis by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1.

     Current yield will fluctuate from time to time and is not necessarily representative of future results. Current yield information may be useful in reviewing the Fund's performance, but because current yield will fluctuate such information may not provide a basis for comparison with bank deposits, or other investments which pay a fixed yield for a stated period of time. The kind and quality of the instruments in the Fund's portfolio, its portfolio maturity, and its operating expenses affect the current yield of the Fund. An investor's principal is not guaranteed by the Fund.

     Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.


     On occasion, the Fund may compare its yield to relevant indices, including U.S., domestic and international taxable bond indices and data from Lipper Analytical Services, Inc. or Standard & Poor's indices. From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors. As with yield quotations, yield comparisons should not be considered as representative of the Fund's yields for any future period. For the seven-day period ended December 31, 2003, the yield for the Fund was 0.18%.



                              FINANCIAL STATEMENTS


     The Fund's financial statements for the year ended December 31, 2003, including the financial highlights for each of the five fiscal years in the period ended December 31, 2003, appearing in the 2003 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent auditors, appearing therein, are incorporated by reference in this Statement of Additional Information.

                                    APPENDIX


DESCRIPTION OF SHORT-TERM INSTRUMENTS

     The types of instruments that form the major part of the Fund's investments are described below:

     U.S. GOVERNMENT AGENCY SECURITIES: Federal agency securities are debt obligations which principally result from lending programs of the U.S. government. Housing and agriculture have traditionally been the principal beneficiaries of federal programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding debt securities.

     U.S. TREASURY BILLS: U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are sold on a discount basis; the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

     CERTIFICATES OF DEPOSIT: A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

     COMMERCIAL PAPER: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

     BANKERS' ACCEPTANCES: A bankers' acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.


DESCRIPTION OF COMMERCIAL PAPER RATINGS

     A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuers; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Commercial paper rated A by Standard & Poor's corporation ("S&P") has the following characteristics as determined by S&P: Liquidity ratios are better than the industry average. Long-term senior debt rating is A or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred by use of numbers 1+, 1, 2 and 3 to denote relative strength within the highest classification.


DESCRIPTION OF CORPORATE BOND RATINGS

     Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Bonds rated AA by S&P are judged by S&P to be high-grade obligations, and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. Here, as with AAA bonds, prices move with the long-term money market.



DESCRIPTION OF VALUE LINE FINANCIAL STRENGTH RATINGS

     A Value Line Financial Strength rating of A++, A+, or A indicates that a company is within the top third of the approximately 1,700 companies regularly reviewed by the Value Line Investment Survey.

     The ratings are based upon a careful analysis of a number of financial variables including the size and stability of a company's profit stream, the level and consistency of the returns on capital and equity, the amount of financial leverage (including both short-and long-term debt), the level of cash on the balance sheet, the profile of the industry, or industries in which the company participates, the company's tax rate, the stock's price stability, the judgment of the analyst following the company, and the judgment of one or more supervisory analysts.

                           PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.




   (a)      Articles of Incorporation, as amended.*
   (b)       By-laws.*
   (c)      Instruments Defining Rights of Security Holders. Reference is made to Article Fifth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 22, filed February 24, 1999.
   (d)      Investment Advisory Agreement.*
   (e)      Distributor's Agreement.*
   (f)      Not applicable.
   (g)      Custodian Agreement, as amended.*
   (h)      Not applicable.
   (i)      Legal Opinion.*
   (j)      Consent of independent auditors.
   (k)      Not applicable.
   (l)      Not applicable.
   (m)      Service and Distribution Plan.***
   (p)      Code of Ethics.**


------------
* Filed as an exhibit to Post-Effective Amendment No. 22, filed February 24, 1999, and incorporated herein by reference.
** Filed as an exhibit to Post-Effective Amendment No. 23, filed April 26, 2000, and incorporated herein by reference.
*** Filed as an exhibit to Post-Effective Amendment No. 24, filed April 27, 2001, and incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None


ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Article Seventh (7)(c) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 22.


ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                               POSITION WITH
          NAME                  THE ADVISER                        OTHER EMPLOYMENT
----------------------- --------------------------- ----------------------------------------------
Jean Bernhard Buttner   Chairman of the Board,      Chairman of the Board and Chief Executive
                        President and Chief         Officer of Arnold Bernhard & Co., Inc. and
                        Executive Officer           Chairman of the Value Line Funds and the
                                                    Distributor

Samuel Eisenstadt       Senior Vice President and   ---------------------------------
                        Director

David T. Henigson       Vice President, Treasurer   Vice President and a Director of Arnold
                        and Director                Bernhard & Co., Inc. and the Distributor

Howard A. Brecher       Vice President, Secretary   Vice President, Secretary, Treasurer and a
                        and Director                Director of Arnold Bernhard & Co., Inc.

Stephen Anastasio       Chief Financial Officer     ---------------------------------

Harold Bernard, Jr.     Director                    Attorney-at-Law; Retired Administrative Law
                                                    Judge

Herbert Pardes, MD      Director                    President and CEO of New York-Presbyterian
                                                    Hospital

Marion N. Ruth          Director                    Real Estate Executive. President, Ruth Realty
                                                    (real estate broker). Director or Trustee of
                                                    each of the Value Line Funds

Marianne B. Asher       Director                    Private Investor

Edgar A. Buttner, MD    Director                    Postdoctoral Fellow,
                                                    Harvard University

ITEM 27. PRINCIPAL UNDERWRITERS.

   (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.

     (b)




                                         (2)
                                    POSITION AND             (3)
              (1)                      OFFICES          POSITION AND
      NAME AND PRINCIPAL           WITH VALUE LINE      OFFICES WITH
       BUSINESS ADDRESS           SECURITIES, INC.       REGISTRANT
------------------------------   ------------------   ----------------
  Jean Bernhard Buttner          Chairman of the      Chairman of the
                                 Board                Board and
                                                      President

                                     (2)
                                POSITION AND             (3)
            (1)                    OFFICES          POSITION AND
    NAME AND PRINCIPAL         WITH VALUE LINE      OFFICES WITH
     BUSINESS ADDRESS         SECURITIES, INC.       REGISTRANT
--------------------------   ------------------   ----------------
  David T. Henigson          Vice President,      Vice President,
                             Secretary,           Secretary and
                             Treasurer and        Treasurer
                             Director

  Stephen LaRosa             Asst. Vice           Asst. Treasurer
                             President

      The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

   (c)        Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      Value Line, Inc.
      220 East 42nd Street
      New York, NY 10017
      For records pursuant to:
      Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
      Rule 31a-1(f)

      State Street Bank and Trust Company
      c/o BFDS
      P.O. Box 219729
      Kansas City, MO 64121-9729
      For records pursuant to Rule 31a-1(b)(2)(iv)

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110
      For all other records


ITEM 29. MANAGEMENT SERVICES.

     None.


ITEM 30. UNDERTAKINGS.

     None.

                               ----------------

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

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 27 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 17, 2004 relating to the financial statements and financial highlights which appear in the December 31, 2003 Annual Report to Shareholders of Value Line Cash Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 21, 2004

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